BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated January 15, 2015 to the Prospectus of the Fund, dated December 29, 2014

One of the Fund’s sub-advisers, Loeb King Capital Management (“Loeb King”), has notified BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), that it has determined to no longer provide investment advisory services to clients. As a result, pursuant to the terms of the sub-advisory agreement between BlackRock and Loeb King, the sub-advisory agreement will be terminated effective January 30, 2015. Loeb King is currently the Fund’s sole sub-adviser that employs an event driven strategy as its principal strategy. The Fund’s assets managed by Loeb King will be re-allocated by BlackRock to the Fund’s five other unaffiliated sub-advisers and to mutual funds affiliated with BlackRock.

In connection with the termination of the sub-advisory agreement, effective January 30, 2015, all references in the Fund’s Prospectus to Loeb King are hereby deleted in their entirety.

Shareholders should retain this Supplement for future reference.

PRO-MMAS-0115SUP